Divestitures	12 Months Ended
Dec. 31, 2022
Non-Current Assets Held For Sale And Discontinued Operations [Abstract]
Divestitures

10. DIVESTITURES
A) 2022 Divestitures
On January 31, 2022, the Company closed the sale of its Tucker asset in its Oil Sands segment for net proceeds of $730 million and recorded a before-tax gain of $165 million (after-tax gain – $126 million).
On February 28, 2022, the Company closed the sale of its Wembley assets in its Conventional segment for net proceeds of $221 million and recorded a before-tax gain of $76 million (after-tax gain – $58 million).
In September 2021, the Company entered into an agreement with a partner in the White Rose project in the Atlantic region that would transfer 12.5 percent of Cenovus’s working interest in the White Rose field and the satellite extensions, subject to certain closing conditions. On May 31, 2022, the final closing conditions were satisfied, which included the approval of the West White Rose project restarting. Cenovus paid $50 million associated with transferring the Company’s working interest, resulting in a before-tax gain of $62 million (after-tax gain – $47 million).
On June 8, 2022, the Company sold its investment in Headwater Exploration Inc. (“Headwater”) for proceeds of $110 million, with no gain or loss recognized as the investment was recorded at fair value prior to the sale.
On September 13, 2022, the Company closed the sales of 337 gas stations in the historic retail fuels business, located across Western Canada and Ontario, for net cash proceeds of $404 million and recorded a before-tax loss of $74 million (after-tax loss – $56 million).
B) 2021 Divestitures
Effective May 1, 2021, the Company closed the sale of its GORR in the Marten Hills area of Alberta relating to the Conventional segment. Cenovus received cash proceeds of $102 million and recorded a before-tax gain of $60 million (after-tax gain – $47 million).
The Company sold Conventional segment assets in the Kaybob area in July 2021 and assets in the East Clearwater area in August 2021 for combined gross proceeds of approximately $82 million. A before-tax gain of $17 million (after-tax gain – $13 million) was recorded on the dispositions.
In 2020, as part of the sale of the Marten Hills assets, the Company received 50 million common shares of Headwater. On October 14, 2021, the Company sold 50 million common shares of Headwater for gross proceeds of $228 million and recorded a before-tax gain of $116 million (after-tax gain – $99 million).
C) 2020 Divestitures
On December 2, 2020, the Company sold its Marten Hills assets in northern Alberta to Headwater for total consideration of $138 million, excluding the retained GORR. A before-tax gain of $79 million was recorded on the sale (after-tax gain – $65 million). Total consideration was $33 million in cash, 50 million common shares valued at $97 million and 15 million share purchase warrants valued at $8 million at the date of close.